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                                                                    Exhibit 10.1
                  EXECUTION COPY


                    AMENDED AND RESTATED  364-DAY CREDIT  AGREEMENT  dated as of
               June 29, 2001 (this "2001 Amendment and Restatement"), among Cox Communications, Inc., the banks party hereto (the "Banks"), The Chase Manhattan Bank, as administrative agent, The Bank of New York and Wachovia Bank, N.A., as documentation agents (the "Documentation Agents") and Bank of America, N.A. and Mizuho Bank as syndica tion agents (the "Syndication Agents").

                    A. On September 26, 2000, the Company,  certain of the Banks and the Administrative Agent entered into a 364-Day Credit Agreement in an aggregate principal amount of $1,500,000,000 (the "Credit Agreement").

                    B. The parties hereto have agreed,  subject to the terms and conditions hereof, to amend and restate the Credit Agreement as set forth herein on the terms and subject to the conditions provided herein.

                    C. Capitalized  terms used and not otherwise  defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                    SECTION 1. (a) Amendment and Restatement. The Credit Agreement is hereby amended and restated in the form of an Amended and Restated Credit Agreement dated as of the date hereof, the terms of which shall be identical to the terms of the Credit Agreement except as expressly provided in this Section.

                    (b) Amendment to Article I. Article I of the Credit Agreement is hereby amended by:

                         (i) Adding in the  appropriate  alphabetical  order the
                    following definition:

                         ""Bank  Affiliate"  shall mean, (a) with respect to any
                    Bank, (i) an Affiliate of such Bank or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is primarily engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is controlled (whether through voting power or the power to cause the direction of management or policies or otherwise) by a Bank or an Affiliate of such Bank and (b) with respect to any Bank that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is controlled (whether through voting power or the power to cause the direction of management or policies or otherwise) by the same investment advisor as such Bank or by an Affiliate of such investment advisor."


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                         (ii)  Deleting  the   definition  of  "Banks"  and  sub
                    stituting therefor the following:

                         ""Banks"  shall  mean the  Persons  listed  on  Exhibit
                    2.01(a), each such Bank's respective successors (which successors shall include any entity resulting from a merger or consolidation) and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance."

                         (iii) Deleting the definition of "Change of Control" and substituting therefor the following:

                         "A "Change of Control" shall be deemed to have occurred
                    if (a) the Cox Family and Cox Enterprises shall cease at any time to own directly or indirectly capital stock representing at least 50.1% of the out standing voting power represented by all the out standing capital stock of the Company, (b) any Person or group of Persons other than the Cox Family, Cox Enterprises and Persons controlled by them shall have the right or ability, directly or indirectly, to cause the election of a majority of the directors of the Company, (c) the Cox Family shall cease at any time to own directly or indirectly capital stock representing at least 50.1% of the outstanding voting power represented by all the outstanding capital stock of Cox Enterprises, or (d) any Person or group of Persons other than the Cox Family shall have the right or ability, directly or indirectly, to cause the election of a majority of the directors of Cox Enterprises."

                         (iv)   Deleting   the   definition   of   "Consolidated
                    Annualized Interest Expense" and substituting therefor the following:

                         ""Consolidated  Annualized Interest Expense" shall mean
                    four times the sum of (i) interest expense, after giving effect to any net payments made or received by the Company and its Restricted Subsidiaries with respect to interest rate swaps, caps and floors or other similar agreements, and
                    (ii)  capitalized  interest  expense,  in  each  case of the
                    Company  and  its  Restricted   Subsidiaries  for  the  most
                    recently completed fiscal quarter, all on a consolidated basis determined in accordance with GAAP; provided that interest expense shall exclude (a) any Deferred Basic Interest or Accrued Interest (as defined in Section 3 of the global notes evidencing the PRIZES) on the PRIZES until such time as such Deferred Basic Interest or Accrued Interest is paid in cash and (b) any effect on interest expense in respect of the accounting for all derivative financial instruments in accordance with GAAP, including derivative
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                         financial  instruments  that  may  be  embedded  in the
                    Company's or any Restricted Subsidiary's debt securities or Indexed Securities and freestanding derivative financial
                    instruments   that  may  be  used  by  the  Company  or  any
                    Restricted Subsidiary for hedging purposes. The effect on interest expense that may be excluded in respect of the accounting for all derivative financial instruments in accordance with GAAP include: (i) entries to record noncash
                    interest   expense   (or   income)   associated   with   the
                    mark-to-market  of  freestanding  and  embedded   derivative
                    financial   instruments,   (ii)  noncash   interest  expense
                    associated with the accretion of additional debt discount that may arise from the bifurcation of derivative financial instruments embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed Securities, and
                    (iii) noncash interest expense (or income) that may arise if
                    the  Company's  or  any  Restricted   Subsidiary's   hedging
                    strategies become ineffective, as determined in accordance with GAAP."

                         (v)  Deleting  the   definition  of  "Cox  Family"  and
                    substituting therefor the following:

                         ""Cox  Family"  shall  include  those  certain   trusts
                    commonly referred to as the Dayton-Cox Trust A, the Barbara Cox Anthony Atlanta Trust, the Anne Cox Chambers Atlanta Trust, the Estate of James M. Cox, Jr., Barbara Cox Anthony, Garner Anthony, Anne Cox Chambers, and the estates, executors and adminis trators, and lineal descendants of the above-named individuals, any private foundation or other charitable entity of which the above-described individuals constitute a majority of the trustees, directors or managers, and any corporation, partnership, limited liability company, trust or other entity in which the above-named trusts or above-described individuals and the estates, executors and administrators, and lineal descendants of the above-named individuals in the aggregate have a direct or indirect beneficial interest or voting control of greater than 50%."

                         (vi) Deleting the definition of "Existing Agreements".

                         (vii) Deleting the  definition of "Indexed  Securities"
                    and substituting therefor the following:

                         ""Indexed Securities" means the PHONES, the PRIZES, the
                    Discount Debentures and any other securities or financial contracts of the Company issued and outstanding from time to time whose fair value is derived from an index, such as the trading price of another referenced security."

                         (viii) Deleting the definition of "Leverage  Ratio" and
                    substituting therefor the following:
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                         ""Leverage Ratio" shall mean, at any time, the ratio of
                    (a) Consolidated Debt as of the last day of the fiscal quarter most recently ended to (b) Pro-forma Consolidated Annualized Operating Cash Flow; provided that (i) so long as the Company is the beneficial owner of shares or other securities constituting, or convertible into or exchangeable for the Maximum Number of Reference Shares (as defined in
                    Section 3 of the global notes evidencing the PRIZES) with respect to the outstanding PRIZES (excluding, for purposes of such determination, any shares or other securities in respect of which any other Indexed Securities shall have been issued and shall be outstanding and excluding any portion of any shares or other securities attributable to
                    any   additional   consideration   payable   upon  any  such
                    conversion or exchange), the computation of the Leverage Ratio shall exclude the PRIZES, (ii) so long as the Company is the beneficial owner of shares or other securities
                    constituting,   or  convertible  into  or  exchangeable  for
                    4,477,000 Reference Shares (as defined in Section 101 of the
                    PHONES   Supplemental   Indenture)   with   respect  to  the
                    outstanding   PHONES   (excluding,   for  purposes  of  such
                    determination, any shares or other securities in respect of which any other Indexed Securities shall have been issued and shall be outstanding and excluding any portion of any shares or other securities attributable to any additional consideration payable upon any such conversion or exchange), the computation of the Leverage Ratio shall exclude the PHONES, and (iii) the computation of the Leverage Ratio shall exclude any effect on the Company's or any Restricted
                    Subsidiary's  debt  securities  or  Indexed   Securities  in
                    respect of the accounting for all derivative financial instruments in accordance with GAAP, including derivative financial instruments that may be embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed Securities and freestanding derivative financial instruments used by the Company or any Restricted Subsidiary for hedging purposes, but such computation shall in any event include the original principal amount and any accreted principal amount of such debt securities and Indexed Securities. The effect on the computation of the Leverage Ratio that may be excluded in respect of the accounting for all derivative financial instruments in accordance with GAAP include: (i)
                    entries   associated   with   the   mark-to-market   of  all
                    freestanding and embedded derivative financial instruments classified as a component of the Company's or any Restricted Subsidiary's debt securities or Indexed Securities in the consolidated balance sheet of the Company and (ii) entries to record and accrete additional debt discount that may
                    arise  from  the   bifurcation   of   derivative   financial
                    instruments embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed Securities."
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                         (ix)  Deleting the  definition  of "Maturity  Date" and
                    replacing it with the following definition:

                         ""Maturity  Date"  shall  mean  the  Termination  Date,
                    unless the Company shall give the notice of extension contemplated by Section 2.01(i), in which case the Maturity Date shall mean June 29, 2005."

                         (x) Deleting the  definition  of  "Quarterly  Date" and
                    replacing it with the following definition:

                         ""Quarterly  Date"  shall  mean  the  last  day of each
                    March, June, September and December, beginning with September 30, 2001, or if any such date is not a Business
                    Day, the respective Quarterly Date shall be the next succeeding Business Day."

                         (xi) Deleting the definition of "Termination  Date" and
                    replacing it with the following definition:

                         ""Termination Date" shall mean June 28, 2002."

                    (c) Amendment to Section 2.01(i). Section 2.01(i) of the Credit Agreement is hereby amended by deleting "September 26, 2004" in the first sentence thereof and sub stituting therefor "June 29, 2005.

                    (d) Amendment to Exhibit 2.01(a). Exhibit 2.01(a) to the Credit Agreement is hereby amended by deleting such Exhibit 2.01(a) and substituting therefor Exhibit 2.01(a) hereto.

                    (e) Amendment to Exhibit 6.01. Exhibit 6.01 to the Credit Agreement is hereby amended by deleting such Exhibit 6.01 and substituting therefor Exhibit 6.01 hereto.

                    (f) Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by:

                         (i)  Deleting  the  first  sentence   thereof  and  sub
                    stituting therefor the following:

                         "The   Company  has   furnished   each  Bank  with  the
                    consolidated financial statements for the Company and its Subsidiaries as at and for its fiscal year ended December 31, 2000, accompanied by the opinion of Deloitte & Touche, and quarterly consolidated financial statements as at and for the period ended March 31, 2001."

                         (ii) Deleting "June 30, 2000" in the last sentence thereof and substituting therefor "March 31, 2001".

                    (g) Amendment to Exhibit 6.03. Exhibit 6.03 of the Credit Agreement is hereby amended by deleting such Exhibit 6.03 and substituting therefor Exhibit 6.03 hereto.

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                   (h)  Amendment to Section  6.14.  Section 6.14 of the Credit
               Agreement is hereby amended by deleting "September 2000" therein and substituting therefor "June 2001".

                    (i) Amendment to Exhibit 6.15. Exhibit 6.15 to the Credit Agreement is hereby amended by deleting such Exhibit 6.15 and substituting therefor Exhibit 6.15 hereto.

                    (j) Amendment to Article VII. Article VII of the Credit Agreement is hereby amended by deleting Section 7.01 thereof and substituting therefor the following:

                    "SECTION 7.01. [Intentionally Omitted]"

                    (k) Amendment to Section 7.04. Section 7.04 of the Credit Agreement is hereby amended by deleting "June 30, 2000" therein and substituting therefor "March 31, 2001".

                    (l) Amendment to Section 9.01(d).  Section 9.01(d) is hereby amended by deleting subclause (z) of clause (i) thereof and substituting therefor the following:

                         "(z)  securing  Debt  reflected  in  the   consolidated
                    financial  statements of the Company  referred to in Section
                    6.02 or"

                    (m) Amendment to Exhibit 9.01(d). Exhibit 9.01(d) of the Credit Agreement is hereby amended by deleting such Exhibit 9.01(d) and substituting therefor Exhibit 9.01(d) hereto.

                    (n) Amendment to Exhibit 13.02.  Exhibit 13.02 of the Credit
               Agreement is hereby amended by deleting such Exhibit 13.02 and substituting therefor Exhibit 13.02 hereto.

                    (o) Amendment to Section 13.07.  Section 13.07 of the Credit
               Agreement is hereby amended by:

                         (i)  Deleting the words in  parentheses  in sub section
                    (a) thereof.

                         (ii) Deleting the first sentence of sub section (c) thereof and replacing it with the following:

                         "Subject  (except in the case of  assignments  to Banks
                    and Bank Affiliates) to the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed) and written acknowledgment of the Administrative Agent, each Bank may assign to a bank or other Person all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its
                    Commitment);   provided,   however,   that  (i)  each   such
                    assignment  shall  be of a  constant,  and  not  a  varying, percentage of all of the assigning Bank's rights and obligations under this Agreement and shall be in an amount equal to or greater than $10,000,000 of the assigning Bank's Commitment (except in the case of assignments to Banks or
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                         Bank  Affiliates,  assignment of the  assigning  Bank's
                    entire remaining commitment or unless otherwise agreed by the Company), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in substantially the form of Exhibit 13.07(c) attached hereto (the "Assignment and Acceptance"), together with a processing and recordation fee of $3,500; provided, however, that such recordation fee shall not be payable if such transfer is made pursuant to Sections 2.01(f) or
                    (h)(vi), and provided, further, that any consent of the Company required under this paragraph shall not be required if an Event of Default has occurred and is continuing."

                    (p) All  references  in the  Credit  Agreement  to "270 Park
               Avenue, New York, New York 10017" shall be changed to "One Chase Manhattan Plaza, New York, New York 10081".

                    SECTION 2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks that:

                    (a) This  2001  Amendment  and  Restatement  has  been  duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations enforceable in accordance with its terms.

                    (b) As of the date hereof,  and after giving  effect to this
               2001 Amendment and Restatement, no Default or Event of Default has occurred and is continuing and the representa tions and warranties contained in the Credit Agreement, as amended and restated by this 2001 Amendment and Restatement, are true and correct in all material respects as if made on the date hereof.

                    SECTION 3. Effectiveness. The effectiveness of this 2001 Amendment and Restatement is subject to the satisfaction on the date hereof of the following conditions:

                    (a) the  Administrative  Agent shall have received  executed counterparts of this 2001 Amendment and Restatement which, when taken together, bear the signatures of each of the parties hereto;

                    (b) the  Administrative  Agent shall have received on behalf of the Banks (i) from Counsel and Special FCC Counsel for the Company, their opinions, dated the date hereof, substantially in the forms attached to the Credit Agreement as Exhibit 7.01(c)(i) and (ii) from Counsel for the Administrative Agent, its opinion, dated the date hereof, substantially in the form attached to the Credit Agreement as Exhibit 7.01(c)(ii);

                    (c) the  Administrative  Agent shall have received on behalf of the Banks an Officer's Certificate, dated the date hereof, substantially in the form attached to the Credit Agreement as
               Exhibit 7.01(d);
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                    (d) the  Administrative  Agent shall have  received all fees and other amounts payable in connection with this Agreement on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder; and

                    (e) on the date  hereof,  the  Company  shall have repaid or shall repay from the initial Loans hereunder, in full the principal of all Loans outstanding and other amounts accrued and not yet paid under the Credit Agreement, and the Company shall have effectively terminated all the Commitments then outstanding in accordance with the Credit Agreement and replaced them with the Commitments as set forth in Schedule 2.01(a) hereto.

                    Following  the  satisfaction  on  the  date  hereof  of  the conditions set forth above, the Administrative Agent shall inform the Company in writing that this 2001 Amendment and Restatement has become effective.

                    SECTION 4. Counterparts. This 2001 Amendment and Restatement
               may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this 2001 Amendment and Restatement.

                    SECTION 5. APPLICABLE LAW. This 2001 Amendment and Restatement shall be deemed to be an agreement executed by the Company, the Administrative Agent, the Documentation Agents, the Syndication Agents and the Banks under the laws of the State of New York and of the United States and for all purposes shall be construed in accordance with, and governed by, the laws of said State and of the United States.

                    SECTION 6. Credit Agreement. As used in the Credit Agreement and the Exhibits thereto, (a) the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended and restated by this 2001 Amendment and Restatement and (b) all references to "the date of this Agreement", "the date hereof" or like language shall be deemed to be references to the date of this 2001 Amendment and Restatement.

                    SECTION 7. Expenses.  The Company shall,  in accordance with the provisions of Section 13.01 of the Credit Agreement, pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks in connection with the preparation, negotiation, execution, delivery and enforcement of this 2001 Amendment and Restatement, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore. The agreement set forth in this Section 7 shall survive the termination of this 2001 Amendment and Restatement.




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                  IN WITNESS WHEREOF, the parties hereto have caused this 2001
         Amendment and Restatement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                COX COMMUNICATIONS, INC.,

                                   by /s/Jimmy Hayes
                                     ---------------------------------
                                    Name:  Jimmy Hayes
                                    Title: Executive Vice President, Finance and
                                           Administration and Chief Financial
                                           Officer


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